Income taxes - Income Tax Expense (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Provision for income taxes reported differs from the amount computed by applying the applicable income tax rates to the loss before the tax provision
Net loss	$ (220,632,107)	$ (11,299,887)
Statutory tax rate	26.47%	26.19%
Recovery of income taxes computed at statutory rates	$ (58,402,973)	$ (2,959,928)
Tax losses not recognized in the period that the benefit arose	10,933,133	2,435,383
Loss on derivative liability	47,418,045	0
Share based compensation and other permanent differences	51,796	524,546
Income tax recovery	$ 0	$ 0